Exhibit 99.2

Q2FY2019 Investor Conference Call Shawn O’Connor, CEO John Kneisel, CFO April 9, 2019 (NASDAQ:SLP)

2 With the exception of historical information, the matters discussed in this presentation are forward - looking statements that involve a number of risks and uncertainties . The actual results of the Company could differ significantly from those statements . Factors that could cause or contribute to such differences include but are not limited to : continuing demand for the Company’s products, competitive factors, the Company’s ability to finance future growth, the Company’s ability to produce and market new products in a timely fashion, the Company’s ability to continue to attract and retain skilled personnel, and the Company’s ability to sustain or improve current levels of productivity . Further information on the Company’s risk factors is contained in the Company’s quarterly and annual reports and filed with the Securities and Exchange Commission . Safe Harbor Statement

Highlights • Revenue growth consistent with 10 - 15% annual outlook – 15% for the quarter and 11% YTD • Software business strong consistent growth • Consulting business picked up growth pace after slow 1 st quarter – Buffalo achieved 23% year over year revenue growth; highest growth quarter since 2017 reflecting strong client demand and increased consulting resources to deliver projects – RTP initiated key projects closed at end or after Q1 to support 25% year over year revenue growth • DILIsym’s RENAsym ™ SBIR grant approved for initiation of Phase 2 (2019 portion of $1.7M grant is estimated to be $0.9M) • IPFsym ™, QSP (quantitative systems pharmacology) modeling sponsored by a pharmaceutical company for up to approximately $2.7M , and it will be widely available for license to all pharmaceutical companies by 2021. • Good progress on key initiatives – Increased investment in sales and marketing resources • Added business development resource to software business • Hired senior consulting scientist with business development skill set – Increased consulting service resources to support demand driven growth • Net increase in consulting staff of 4 (7%) YTD and 8 (15%) year over year – Increased International opportunities • International software growth and success with International FDA equivalents • Increase in European staff • Overall, good results for the quarter and progress on initiatives with future growth impact 3

Steady and Consistent Revenue Growth 4 Nasdaq: SLP More than a decade of consistent revenue growth $6.7 $7.2 $8.0 $8.9 $3.3 $3.9 $6.4 $7.1 $10.0 $11.1 $14.4 $16.0 2016 2017 2018 2019 Six Months Revenue $ in millions Software Consulting Key Highlights • Q2 FY2019 Financial Highlights – Revenue up 15% yr / yr for the quarter; 11% yr / yr YTD – Gross profit 74% Q2FY19 vs 71% Q2FY18 – Net income before taxes up 13% yr / yr – EPS $0.12 Q2FY19 vs $0.11 Q2FY18 (w/o tax benefit) – Cash generated from operations during the quarter of ~$3.1M with cash on hand at end of quarter of $9.9M • Highlights – Software revenue: 56% of total revenue, up 12% yr / yr – Service revenue: 44% of total revenue, up 19% yr / yr – 100 Employees (including 69 with advanced degrees) up 12% yr / yr (8% of that growth is billable consulting staff) $3.5 $3.8 $4.2 $4.7 $1.7 $1.9 $3.2 $3.8 $5.2 $5.7 $7.4 $8.5 16.2 17.2 18.2 19.2 Second Quarter Revenue $ in millions

Simulations Plus Division (Lancaster) 5 Nasdaq: SLP The genesis of the company… providing software, training and consulting services $6.6 $7.2 $7.5 $8.3 $0.5 $0.6 $1.0 $1.1 $7.1 $7.8 $8.5 $9.4 2016 2017 2018 2019 Six Months Revenue $ in millions Software Consulting Simulations Plus represented 59% of total revenue and 71% of EBITDA for Q2 FY2019 Key Highlights • Q2 FY2019 Financial Highlights – Software revenue up 12% yr / yr – Consulting revenue down 8% yr / yr – Revenue breakdown: 74% Renewal; 16% New Licenses; 10% consulting – Renewal rates: 85% (accounts) and 93% (fees) – License Units of 246 up 8% yr / yr – 12 new commercial companies and 10 non - profit groups – Projects with 22 companies and 4 funded collaborations • Customers – 19 of the top 20 pharmaceutical companies – >200 organizations worldwide • Highlights – Expansion of licenses at the US and China FDA – Added business development resource – Expansion of licenses with domestic customers for use in Asian subsidiaries – Released DDDPlus v6 $3.5 $3.8 $4.0 $4.5 $0.2 $0.3 $0.5 $0.5 $3.7 $4.1 $4.5 $5.0 16.2 17.2 18.2 19.2 Second Quarter Revenue $ in millions

Cognigen Division (Buffalo) 6 Nasdaq: SLP A leading provider of population modeling and simulation services for the pharma and biotech industries $0.1 $0.1 $0.1 $0.1 $2.9 $3.3 $3.7 $4.3 $2.9 $3.4 $3.8 $4.4 2016 2017 2018 2019 Six Months Revenue $ in millions Software Consulting Key Highlights • Q2 FY2019 Financial Highlights – Revenue up 23% yr / yr – 2 new clients and 15 new projects initiated during quarter – 25 proposals outstanding with 20 companies • Customers – 45% of projects result in regulatory interaction – Most common therapeutic area is oncology, followed by neurology, endocrinology and infectious disease • Highlights – Healthy pipeline of new projects with existing and new clients – Good recruiting quarter including both consulting project staff and a senior consultant with business development skills – European consulting presence (2 in quarter) – 8 conference posters and 2 peer reviewed publications – Engaged with 25 academic centers for use of KIWI platform Cognigen represented 27% of total revenue and 14% of EBITDA for Q2 FY2019 $0.03 $0.04 $0.04 $0.04 $1.5 $1.6 $1.8 $2.3 $1.5 $1.6 $1.8 $2.3 16.2 17.2 18.2 19.2 Second Quarter Revenue $ in millions

DILIsym Division (RTP)

A leading provider of software products and services in QST and QSP

Second Quarter Revenue
$ in millions



$1.0
$1.2
$0.8
$1.0
$0.2
$0.2
18.2
19.2

Six Months Revenue
$ in millions



$2.1
$2.3
$1.7
$1.8
$0.4
$0.5
2018
2019
Software
Consulting

Key Highlights

- **Q2 FY2019 Financial Highlights**
  - Revenue up 25% yr/yr
  - Revenue breakdown: 44% DILIsym software and projects; 18% IPFsym project; 11% NAFLDsym software and projects; 14% RENAsym grant; 11% Other
- **Customers**
  - 8 active consortium DILIsym licensees
  - 8 DILIsym projects; 2 NAFLDsym projects in process
  - RENAsym consortium discussions in process
- **Highlights**
  - RENAsym project ($1.7M NIH Grant) Phase 2 underway
  - IPFsym development project initiated
  - DILIsym software utilized in liver safety strategy/analysis presented to FDA for a drug candidate that received IND approval to move forward in clinical development
  - Funded evaluation project initiated with commercial client in new disease space
  - Added consulting resource to support project load

DILIsym represented 14% of total revenue and 15% of EBITDA for Q2 FY2019

Nasdaq: SLP

7

SimulationsPlus SCIENCE + SOFTWARE = SUCCESS

Financial Results Nasdaq: SLP

9 Income Statement: 2QFY19 Versus 2QFY18 (in millions) Lancaster Buffalo North Carolina FY19 FY18 Diff % chg Net sales $ 5.0 $ 2.3 $ 1.2 $ 8.5 $ 7.4 $ 1.1 15.2% Gross profit $ 4.2 $ 1.2 $ 0.9 $ 6.3 $ 5.2 $ 1.0 19.5% Gross profit margin 83.2% 54.0% 73.2% 73.9% 71.2% 2.7% 3.8% SG&A $ 1.6 $ 0.8 $ 0.4 $ 2.8 $ 2.3 $ 0.5 20.1% R&D $ .6 $ 0.0 $ 0.1 $ 0.7 $ 0.5 $ 0.2 49.5% Total operating expenses $ 2.2 $ 0.8 $ 0.5 $ 3.5 $ 2.8 $ 0.7 25.1% Income from operations $ 2.0 $ 0.4 $ 0.4 $ 2.7 $ 2.4 $ 0.3 13.0% Other income (expense) $ (0.0) $ 0.0 $ 0.0 $ (0.0) $ (0.0) $ (0.0) 5.9% Income before income taxes $ 1.9 $ 0.4 $ 0.4 $ 2.7 $ 2.4 $ 0.3 13.0% Net income $ 1.5 $ 0.3 $ 0.3 $ 2.1 $ 3.5 $ (1.4) - 39.6% Diluted earnings per share (in dollars) $ 0.12 $ 0.19 $ (0.07) - 40.1% EBITDA $ 2.4 $ 0.5 $ 0.5 $ 3.4 $ 3.1 $ 0.3 10.3%

10 Income Statement: 6MoFY19 Versus 6MoFY18 (in millions) Lancaster Buffalo North Carolina FY19 FY18 Diff % chg Net sales $ 9.4 $ 4.4 $ 2.3 $ 16.0 $ 14.4 $ 1.6 11.0% Gross profit 7.7 2.3 1.6 11.6 10.6 1.0 9.7% Gross profit margin 82.2% 53.5% 68.5% 72.5% 73.3% - 0.8% - 1.1% SG&A $ 3.2 $ 1.6 $ 0.7 $ 5.5 $ 4.7 $ 0.8 16.5% R&D 0.9 0.1 0.3 1.3 0.8 0.4 48.3% Total operating expenses 4.1 1.6 1.0 6.8 5.6 1.2 21.3% Income from operations 3.6 0.7 0.5 4.8 5.0 (0.2) - 3.3% Other income (expense) (0.1) 0.0 0.0 (0.1) (0.1) (0.0) 25.5% Income before income taxes 3.5 0.7 0.5 4.7 4.9 (0.2) - 3.8% Net income $ 2.7 $ 0.5 $ 0.4 $ 3.6 $ 5.2 $ (1.6) - 30.0% Diluted earnings per share (in dollars) $ 0.20 $ 0.29 $ (0.09) - 30.5% EBITDA $ 4.5 $ 0.9 $ 0.8 $ 6.2 $ 6.3 $ (0.1) - 1.9%

11 Consolidated Revenues: Fiscal Quarter ( in millions) $4.0 $4.6 $5.9 $3.7 $4.8 $5.2 $6.0 $4.0 $5.4 $5.7 $6.8 $6.3 $7.1 $7.4 $8.6 $6.7 $7.5 $8.5 $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 Q1 Q2 Q3 Q4 2015 2016 2017 2018 2019

12 Consolidated Income from Operations: Fiscal Quarter (in millions) $0.7 $1.5 $2.9 $0.8 $1.7 $1.7 $2.8 $1.0 $1.9 $1.8 $3.1 $1.4 $2.6 $2.4 $3.4 $1.9 $2.1 $2.7 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 Q1 Q2 Q3 Q4 2015 2016 2017 2018 2019

$0.5 $1.0 $1.9 $0.5 $1.1 $1.2 $1.9 $0.8 $1.4 $1.2 $2.1 $1.2 $1.7 $3.5 $2.4 $1.3 $1.5 $2.1 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 Q1 Q2 Q3 Q4 2015 2016 2017 2018 2019 $2.0 13 Note: 2Q18 $1.5M tax benefit of deferred tax adjustment Consolidated Net Income: Fiscal Quarter (in millions)

14 Consolidated Diluted Earnings Per Share: Fiscal Quarter $0.03 $0.06 $0.11 $0.03 $0.06 $0.07 $0.11 $0.05 $0.08 $0.07 $0.12 $0.06 $0.10 $0.19 $0.13 $0.07 $0.09 $0.12 $0.00 $0.02 $0.04 $0.06 $0.08 $0.10 $0.12 $0.14 $0.16 $0.18 $0.20 Q1 Q2 Q3 Q4 FY15 FY16 FY17 FY18 FY19 $0.11 Note: 2Q18 $0.08 tax benefit of deferred tax adjustment

15 Consolidated EBITDA: Fiscal Quarter (in millions) $1.2 $2.0 $3.3 $1.2 $2.2 $2.2 $3.3 $1.5 $2.5 $2.3 $3.6 $2.0 $3.2 $3.1 $4.1 $2.6 $2.8 $3.4 $0 $1 $2 $3 $4 $5 Q1 Q2 Q3 Q4 2015 2016 2017 2018 2019

Revenue by Region – YTD 2019 Nasdaq: SLP Europe 19% North America 62% Asia 19% South America <1% Japan = 54% India = 17% China = 23% Korea = 6% 16 A global and diversified base of revenue

17 Cash Position Remains Excellent (in millions) Over $30 million cash paid out over last five FYs $0.8 $0.8 $0.8 $0.9 $0.9 $0.9 $0.9 $0.9 $0.9 $0.9 $0.9 $0.9 $1.0 $1.0 $1.0 $1.1 $1.1 $1.1 $2.1 $0.8 $0.7 $0.8 $1.0 $5.0 $5.1 $1.0 $5.8 $6.1 $6.4 $8.6 $7.2 $7.1 $8.8 $8.0 $8.8 $7.4 $8.2 $6.2 $7.0 $7.5 $7.2 $9.4 $9.4 $9.9 $11.4 Dividend Paid Acquisitions Cash on Hand Cash paid for DILIsym Earnout in 19.1 ($5.1M) – And holdback liability in Dec 2018 ($1.0M) * Chart covers period starting September 2014 . Cash paid for Cognigen Final cash paid for Cognigen Cash paid for DILIsym Cash paid to TSRL Cash paid to TSRL Final cash paid to TSRL

18 Selected Consolidated Balance Sheet Items (in millions, except where indicated) February 28, 2019 August 31, 2018 Cash and cash equivalents $ 9.9* $ 9.4* Cash per share ( in Dollars ) $ 0.57 $ 0.54 Total current assets 18.9 17.8 Total assets 43.4 43.3 Total current liabilities 5.1 4.8 Total liabilities 9.6 11.4 Current ratio 3.68x 3.69x Shareholders’ equity 33.8 31.9 Total liabilities and shareholders’ equity 43.4 43.3 Shareholders’ equity per diluted share ( in Dollars ) $1.88 $1.79 * Cash as of April 8, 2019 ~$11.4 million.

Products & Services Software Portfolio • Modeling & simulation platform for drug R&D • Predictive software for >140 properties of chemical formulations • Analytical software for certain biological or disease states • Cloud - based web app for drug development lifecycle management Consulting Services • Provide multi - disciplinary modeling and simulation support Operating Divisions • Simulations Plus, Inc. • Cognigen • DILIsym Consistent Financial Results • > 10 years of consistent revenue growth • > 10 years of profitability • Cash generated from operations during FY2018 of $9.4 Million with cash on hand of $11.4 Million at 4/8/2019 • Dividend payout ratio of 46% 2 • Quarterly dividend of $0.06 per share 1 Customers and Market Pharmaceutical and biotech companies ranging from the largest in the world to a number of medium - sized and smaller companies in the U.S., Europe and Japan Corporate Information • The company was founded in 1996 and now has 100 employees* worldwide. • Primary offices located in Lancaster, CA; Buffalo, NY; and Raleigh, NC. * As of 2/28/2019 Simulations Plus Our mission is to improve the productivity of science - based research & development enterprises by delivering innovative modeling and simulation software and insightful consulting services Nasdaq: SLP 19 1 No assurances can be made as the BOD makes its decision on a quarterly basis based on current financial condition and strategic plans 2 Based on 8/31/17 and 8/31/18 closing prices as reported on the Nasdaq Capital Market

20 Thank you! http://www.simulations - plus.com https://www.linkedin.com/company/95827/ https://www.linkedin.com/company/46152/